PREMIER GNMA FUND
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to provide you with this report on the Premier GNMA Fund. For its annual reporting period ended December 31, 1996, your Fund paid income dividends of approximately $.884 per share for Class A shares, $.810 per share for Class B shares and $.773 per share for Class C shares, producing annualized distribution rates per share of 5.86%, 5.62% and 5.36%, respectively.* During this 12-month period, the Fund produced total returns of 4.25%, 3.71% and 3.44% for Class A, Class B and Class C shares, respectively.** The Fund's benchmark, the Lehman Brothers GNMA Index (the "Index"), returned 5.53% during the same time period.***
THE ECONOMY
    Over the reporting period, the economy has grown moderately, showing little evidence of accelerating inflation despite the robust pace of new job creation and the low unemployment rate. It was fear of accelerating inflation that prompted a sharp rise in long-term interest rates earlier in the year. However, by year-end, long-term rates had fallen by one half of one percent (50 basis points) from last summer's peak. Contributing to the drop in rates was the decision of the Open Market Committee of the Federal Reserve Board (the "Fed") to leave short-term interest rates unchanged.
    Inflation at the consumer level of the economy remains in the 3% range, which has been accompanied by a comparably benign inflation picture at the production level of the economy as well. The so-called "core" Producer Price Index (it excludes the energy and food components because of their volatility) rose just .1% in November and a mere .6% for the previous 12 months. Producers appeared to have little ability to pass on price increases to their customers, a reason cited by the Fed as evidence of the lack of rising price inflation.
    Despite the sanguine price environment, consumers remained wary spenders and modest borrowers, and retail sales growth has been moderate. Nevertheless, the renewed decline in mortgage rates spurred the housing market: existing home sales in November increased for the first time in six months. New housing starts also rose sharply, with the November increase the largest monthly rise since July 1995. Job growth still appears to have underlying strength: monthly increases in workers added to payrolls could also move higher. The recent unemployment rate rose slightly, but still remained near a seven-year low.
    Lending optimism to the prospect for continued economic growth was the report from The Conference Board - a private research group - that its Index of Leading Economic Indicators rose for the tenth consecutive month in November. An increase in this Index generally correlates with economic expansion over the next three to twelve months. Manufacturing remained firm all year: both factory orders and industrial production rose moderately. Despite this overall strength in production, there were some signs of moderation at year-end. Inventories have built up and orders for durable goods - those items intended to last three or more years - declined.
    Last year, high employment, low inflation and moderate economic growth stayed the Fed's hand from raising interest rates. The economy is now in the sixth year of this business cycle and we remain alert to signs of the potential rekindling of inflationary pressures.
MARKET ENVIRONMENT
    In the second half of 1996 interest rates remained stable. The yield on the 30-year Treasury has remained in a trading range of 75 basis points. One of the more technical aspects stabilizing interest rates has been an inflow of demand from foreign investors. In particular, Japanese investors have more than doubled their investment in the U.S. bond markets over the last few quarters of 1996. With the current Dollar/Yen exchange rates continuing to aid this flow, our expectations are for continued stability in U.S. interest rates. With expectations that demand from overseas will continue to sustain the 10- and 30-year Treasury rates, it is our expectation that the yield curve will flatten. Additionally, with a high likelihood that the Federal Reserve will remain on the sidelines for the first quarter of 1997, our outlook is that interest rate volatility will trend lower.


    This outlook of stable longer-term interest rates and lower volatility has strong implications for the mortgage securities market. If interest rates remain in a tight range, there is a decreased likelihood for a homeowner to refinance a mortgage. Homeowner loan refinancing is one of the primary reasons for mortgage-backed securities prepayments. Less homeowner refinancing will maintain more predictable yields on all mortgage securities. Hence it is our expectation that this environment of stable interest rates will cause the yield spread over Treasuries in the GNMA market to begin to tighten due to added prepayment certainty.
THE PORTFOLIO
    During most of 1996 the portfolio was positioned defensively. Hence, with a shorter duration than the Index and an emphasis on premium seasoned securities, the Fund had strong performance in the second and third quarter. Unfortunately this same portfolio strategy proved less than optimal for the fourth quarter. The 10-year Treasury rallied from 6.60% in early October to a low of 6.10% in early December; this caused some premium securities to experience faster prepayments and widening yield spreads.
    Incorporating our economic outlook and market environment analysis into managing the portfolio, we have made a number of adjustments to the Fund. In December, we increased our total mortgage holdings. Also, the duration of the Fund was increased to one quarter of a year longer than the Index. This was accomplished by lowering the Fund's exposure to 30-year GNMA 7.0% securities issued in 1994 and 1993, while increasing our exposure to U.S. Treasuries.
    Another significant change in the portfolio has been the addition of GNMA II adjustable rate mortgage-backed securities, better known as ARMS. In particular, the Fund now holds a 20% weighting in GNMA II ARMS. These are discount dollar-priced securities where the interest rate adjusts annually based on the level of the one-year constant maturity Treasury security plus a 150 basis-point margin. Because of their short duration, GNMA ARMS carry a low level of interest rate risk but offer a very attractive yield. Additionally, GNMA ARMS increase in value when interest rate volatility declines and the yield curve flattens. To purchase these positions we utilized cash and we also sold a combination of seasoned 30-year GNMA 7% securities and seasoned 15-year GNMA 7% securities. It is hoped, over the next year or two, all other things remaining stable, that this strategy will result in strong total returns for our shareholders. Of course, we will adjust the portfolio as circumstances warrant.
    Included in this report is a series of detailed statements about your Fund's holdings and its financial condition. We hope they are informative. Please know that we greatly appreciate your continued confidence in the Fund and in the Dreyfus Corporation.
                              Very truly yours,
                         [Michael Hoeh signature logo]
                              Michael Hoeh
                              Portfolio Manager
January 15, 1997
New York, N.Y.
* Distribution rate per share is based upon dividends per share paid from net investment income during the period (annualized), divided by the maximum offering price per share at the end of the period, in the case of Class A shares, or the net asset value per share at the end of the period in the case of Class B and Class C shares.
**Total return includes reinvestment of dividends and any capital gains paid without taking into account the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charge imposed on redemptions in the case of Class B and Class C shares.
***    Source: LIPPER ANALYTICAL SERVICES, INC. - The Lehman Brothers GNMA
Index is an unmanaged total return performance benchmark for the GNMA market, consisting of 15- and 30-year fixed rate GNMA securities backed by mortgage pools of the Government National Mortgage Association.

PREMIER GNMA FUND                                DECEMBER 31, 1996
[Exhibit A]
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN PREMIER GNMA FUND CLASS A SHARES AND
THE LEHMAN BROTHERS GNMA INDEX

$23,167
Lehman Brothers
GNMA Index*
Dollars
$21,850
Premier GNMA Fund
(Class A Shares)
*Source: Lehman Brothers
[Exhibit A]
Average Annual Total Returns

                              Class A Shares                                                  Class B Shares
____________________________________________________________   __________________________________________________________________
                                                                                                             % Return Reflecting
                                              % Return                                                     Applicable Contingent
                                             Reflecting                                  % Return              Deferred Sales
                      % Return Without     Maximum Initial                              Assuming No             Charge Upon
Period Ended 12/31/96   Sales Charge     Sales Charge (4.5%)   Period Ended 12/31/96    Redemption             Redemption*
_____________________   ____________     ____________________  _____________________    __________          ___________________
1 Year                     4.25%              (0.44)%          1 Year                     3.71%                   (0.21)%
5 Years                    6.13                5.16            From Inception (1/15/93)   5.33                     4.70
From Inception (1/29/87)   8.70                8.20
                        Class C Shares
_____________________________________________________________
                                         % Return Reflecting
                                        Applicable Contingent
                           % Return        Deferred Sales
                           Assuming         Charge Upon
Period Ended 12/31/96    No Redemption        Redemption**
_____________________   ______________    __________________
1 Year                      3.44%             2.46%
From Inception (10/16/95)   4.89              4.89
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Class A shares of
Premier GNMA Fund on 1/29/87 (Inception Date) to a $10,000 investment made in the Lehman Brothers GNMA Index on that date. For comparative purposes, the value of the Index on 1/31/87 is used as the beginning value on 1/29/87. All dividends and capital gain distributions are reinvested. Performance for
Class B and Class C shares will vary from the performance of Class A shares shown above due to differences in charges and expenses.
The Fund invests primarily in Ginnie Maes and its performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses. Unlike the Fund, the
Lehman Brothers GNMA Index is an unmanaged total return performance benchmark for the GNMA market, consisting of 15-and 30-year fixed rate GNMA securities.
All issues have at least one year to maturity and an outstanding par value of at least $100 million. The Index does not take into account charges, fees and other expenses. These factors can contribute to the Index potentially outperforming the Fund. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the
Financial Highlights section of the Prospectus and elsewhere in this report.
*  The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years.
**The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.
PREMIER GNMA FUND
STATEMENT OF INVESTMENTS                                                                             DECEMBER 31, 1996
                                                                                                   Principal
Bonds and Notes-126.2%                                                                               Amount          Value
                                                                                                   __________      ___________
Mortgage-Backed Securities-106.4%
Government National Mortgage Association I:
  6 1/2% (a)................................................................                      $  9,500,000     $  9,033,835
  7 1/2% (a)................................................................                         9,500,000        9,479,195
  7 1/2%, 8/15/2023 (b).....................................................                         7,521,582        7,566,185
  7 1/2%, 3/15/2002-7/15/2023...............................................                        15,638,835       15,824,909
  8%, 2/15/2025 (b).........................................................                         2,366,460        2,424,864
  8%, 4/15/2017-1/15/2022...................................................                         1,343,653        1,383,752
  8 1/2%, 10/15/2017-12/15/2022.............................................                         5,962,436        6,216,823
  9%, 4/15/2016-12/15/2022..................................................                         8,049,719        8,565,210
  9 1/2%, 10/15/2016-1/15/2025..............................................                         8,952,688        9,731,310
  10%, 10/15/2016-10/15/2020................................................                         1,040,354        1,147,313
  10 1/2%, 2/15/2016-8/15/2019..............................................                           409,866          455,845
  11%, 2/15/2010-8/15/2019..................................................                         2,275,636        2,542,836
  11 1/2%, 1/15/2013........................................................                           111,238          122,466
                                                                                                                   ____________
                                                                                                                     74,494,543
                                                                                                                   ____________
Government National Mortgage Association II:
  5% (a,c)..................................................................                         3,500,000        3,412,500
  5 1/2% (a,c)..............................................................                        33,265,002       32,946,776
  9%, 7/20/2025 (b).........................................................                         7,993,981        8,376,174
  11%, 12/20/2013-10/20/2015................................................                         1,918,359        2,099,394
                                                                                                                   ____________
                                                                                                                     46,834,844
                                                                                                                   ____________
Government National Mortgage Association I,
  Project Loan:
  6 3/4% (a)................................................................                         4,210,000        4,075,785
  7%, 1/15/2036 (b).........................................................                         2,617,122        2,550,856
  7%, 4/15/2021.............................................................                           990,305          964,924
  7 1/4% (a)................................................................                         9,820,000        9,718,657
  7 1/2% (a)................................................................                         3,481,900        3,504,741
  7 1/2%, 10/15/2030-12/15/2031.............................................                        13,533,903       13,585,957
  9 1/4%, 10/15/2023........................................................                         4,779,522        5,109,596
                                                                                                                   ____________
                                                                                                                     39,510,516
                                                                                                                   ____________
Total Mortgage-Backed Securities............................................                                        160,839,903
                                                                                                                   ============
U.S. Treasury Notes-19.8%
  5 3/4%, 12/31/1998 (b)....................................................                        14,000,000       13,968,282
  6 1/8%, 12/31/2001........................................................                        16,000,000       15,942,501
                                                                                                                   ____________
Total U.S. Treasury Notes...................................................                                         29,910,783
                                                                                                                   ============
TOTAL BONDS AND NOTES
  (cost $189,735,431).......................................................                                       $190,750,686
                                                                                                                   ============

PREMIER GNMA FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                        DECEMBER 31, 1996
                                                                                                  Principal
Short-Term Investments-21.8%                                                                        Amount           Value
                                                                                                 ____________     ____________

U.S. Treasury Bills:
  4.98%, 3/6/1997 (b).......................................................                     $  31,953,000    $  31,671,175
  5.30%, 3/13/1997 (b)......................................................                         1,213,000        1,201,125
                                                                                                                   ____________
TOTAL SHORT-TERM INVESTMENTS
  (cost $32,872,300)........................................................                                      $  32,872,300
                                                                                                                   ============
TOTAL INVESTMENTS
  (cost $222,607,731).......................................................                            148.0%     $223,622,986
                                                                                                        ======     ============
LIABILITIES, LESS CASH AND RECEIVABLES......................................                           (48.0%)   $ (72,505,823)
                                                                                                        ======     ============
NET ASSETS..................................................................                            100.0%     $151,117,163
                                                                                                        ======     ============
Notes to Statement of Investments:
    (a)  Purchased on a forward commitment basis.
    (b)  Held by the custodian in a segregated account as collateral for securities purchased on a forward commitment basis.
    (c)  Adjustable rate mortgage-interest rate subject to change periodically.









See notes to financial statements.

PREMIER GNMA FUND
STATEMENT OF ASSETS AND LIABILITIES                                                                       DECEMBER 31, 1996
                                                                                                     Cost              Value
                                                                                                 ____________      ____________
ASSETS:                          Investments in securities-See Statement of Investments          $222,607,731      $223,622,986
                                 Cash.......................................                                            232,974
                                 Receivable for investment securities sold..                                         33,912,403
                                 Interest receivable........................                                            887,145
                                 Receivable for shares of Beneficial Interest subscribed                                 14,037
                                 Prepaid expenses...........................                                             35,325
                                                                                                                   ____________
                                                                                                                    258,704,870
                                                                                                                   ____________
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                          101,239
                                 Due to Distributor.........................                                             39,984
                                 Payable for investment securities purchased                                        106,559,427
                                 Payable for shares of Beneficial Interest redeemed                                     788,071
                                 Accrued expenses...........................                                             98,986
                                                                                                                   ____________
                                                                                                                    107,587,707
                                                                                                                   ____________
NET ASSETS..................................................................                                       $151,117,163
                                                                                                                   ============
REPRESENTED BY:                  Paid-in capital............................                                       $157,542,138
                                 Accumulated net realized gain (loss) on investments                                (7,440,230)
                                 Accumulated net unrealized appreciation (depreciation)
                                 on investments-Note 4......................                                         1,015,255
                                                                                                                   ____________
NET ASSETS..................................................................                                       $151,117,163
                                                                                                                   ============

                                                NET ASSET VALUE PER SHARE
                                                _________________________
                                                                           Class A              Class B           Class C
                                                                        ____________         ___________       _____________
Net Assets..................................................           $111,267,360           $39,833,121          $16,682
Shares Outstanding..........................................              7,742,344             2,769,266            1,160
NET ASSET VALUE PER SHARE...................................                 $14.37                $14.38           $14.38
                                                                            ========               ======           ======



See notes to financial statements.

PREMIER GNMA FUND
STATEMENT OF OPERATIONS                                                                            YEAR ENDED DECEMBER 31, 1996
INVESTMENT INCOME
INCOME                           Interest Income............................                                        $11,741,130
EXPENSES:                        Management fee-Note 3(a)...................                    $   896,510
                                 Shareholder servicing costs-Note 3(c)......                        564,661
                                 Distribution fees-Note 3(b)................                        203,757
                                 Professional fees..........................                         53,041
                                 Custodian fees-Note 3(c)...................                         51,172
                                 Registration fees..........................                         48,775
                                 Trustees' fees and expenses-Note 3(d)......                         35,291
                                 Prospectus and shareholders' reports.......                         16,290
                                 Miscellaneous..............................                         31,301
                                                                                                 ____________
                                     Total Expenses.........................                                          1,900,798
                                                                                                                   ____________
INVESTMENT INCOME-NET.......................................................                                          9,840,332
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-Note 4:
                                 Net realized gain (loss) on investments....                      $ 1,437,681
                                 Net unrealized appreciation (depreciation) on investments         (5,001,934)
                                                                                                _____________
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                        (3,564,253)
                                                                                                                   ____________
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                       $  6,276,079
                                                                                                                   ============















See notes to financial statements.

PREMIER GNMA FUND
STATEMENT OF CHANGES IN NET ASSETS
                                                                                      Year Ended              Year Ended
                                                                                  December 31, 1996         December 31, 1995
                                                                                _____________________     _____________________
OPERATIONS:
    Investment income-net...............................................           $    9,840,332            $  11,179,371
    Net realized gain (loss) on investments.............................                1,437,681                6,055,099
    Net unrealized appreciation (depreciation) on investments...........               (5,001,934)               8,010,015
                                                                                _____________________     _____________________
          Net Increase (Decrease) in Net Assets Resulting from Operations               6,276,079               25,244,485
                                                                                _____________________     _____________________
DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income-net:
      Class A shares....................................................               (7,540,292)              (8,886,343)
      Class B shares....................................................               (2,299,266)              (2,293,017)
      Class C shares....................................................                     (774)                     (11)
                                                                                _____________________     _____________________
          Total Dividends...............................................               (9,840,332)             (11,179,371)
                                                                                _____________________     _____________________
BENEFICIAL INTEREST TRANSACTIONS:
    Net proceeds from shares sold:
      Class A shares....................................................                14,387,058               16,093,996
      Class B shares....................................................                 4,915,210                8,057,178
      Class C shares....................................................                   16,094                     1,000
    Dividends reinvested:
      Class A shares....................................................                5,148,131                 6,027,082
      Class B shares....................................................                1,540,231                 1,439,805
      Class C shares....................................................                      774                        11
    Cost of shares redeemed:
      Class A shares....................................................              (40,109,763)             (40,036,785)
      Class B shares....................................................               (7,695,736)               (6,333,160)
      Class C shares....................................................                   (1,004)                  __
                                                                                _____________________     _____________________
          Increase (Decrease) in Net Assets from Beneficial
              Interest Transactions                                                   (21,799,005)             (14,750,873)
                                                                                _____________________     _____________________
            Total Increase (Decrease) in Net Assets.....................              (25,363,258)                (685,759)
NET ASSETS:
    Beginning of Period.................................................              176,480,421              177,166,180
                                                                                _____________________     _____________________
    End of Period.......................................................             $151,117,163             $176,480,421
                                                                                ====================     ======================





SEE NOTES TO FINANCIAL STATEMENTS.

PREMIER GNMA FUND
STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
                                                                                                     Shares
                                                                                _____________________________________________
                                                                                     Year Ended                 Year Ended
                                                                                 December 31, 1996          December 31, 1995
                                                                                ___________________        ___________________
CAPITAL SHARE TRANSACTIONS:
  Class A
  ________
  Shares sold....................................................                    1,005,176                    1,144,697
  Shares issued for dividends reinvested.........................                      359,656                      424,403
  Shares redeemed................................................                   (2,801,148)                 (2,840,710)
                                                                                _________________        __________________
                           Net Increase (Decrease) in Shares Outstanding             (1,436,316)                (1,271,610)
                                                                                =================         ==================
  Class B
  ________
  Shares sold....................................................                      340,609                      567,691
  Shares issued for dividends reinvested.........................                      107,520                      101,147
  Shares redeemed................................................                     (537,054)                    (446,457)
                                                                                _________________        __________________
                           Net Increase (Decrease) in Shares Outstanding               (88,925)                     222,381
                                                                                =================         ==================
  Class C*
  ________
  Shares sold....................................................                       1,107                            69
  Shares issued for dividends reinvested.........................                          54                             1
  Shares redeemed................................................                         (71)                          __
                                                                                _________________        __________________
                           Net Increase (Decrease) in Shares Outstanding                1,090                            70
                                                                                =================         ==================
    *From October 16, 1995 (commencement of initial offering) to December 31,
    1995.












See notes to financial statements.

PREMIER GNMA FUND
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of
Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.
                                                                                    Class A Shares
                                                           ____________________________________________________________________
                                                                               Year Ended December 31,
                                                           ____________________________________________________________________
PER SHARE DATA:                                              1996           1995           1994           1993           1992
                                                           ________       ________       ________       ________       ________
    Net asset value, beginning of period.........          $14.66          $13.54         $14.84         $14.90         $15.30
                                                           ________       ________       ________       ________       ________
    Investment Operations:
    Investment income-net........................             .88             .91            .88            .95           1.10
    Net realized and unrealized gain (loss)
      on investments.............................            (.29)           1.12         (1.30)            .24          (.15)
                                                           ________       ________       ________       ________       ________
    Total from Investment Operations.............             .59            2.03          (.42)           1.19            .95
                                                           ________       ________       ________       ________       ________
    Distributions:
    Dividends from investment income-net.........            (.88)          (.91)          (.88)           (.95)        (1.10)
    Dividends from net realized gain on investments            -               -            -              (.30)         (.25)
                                                           ________       ________       ________       ________       ________
    Total Distributions..........................            (.88)          (.91)          (.88)         (1.25)         (1.35)
                                                           ________       ________       ________       ________       ________
    Net asset value, end of period...............          $14.37          $14.66         $13.54         $14.84         $14.90
                                                           ========       ========       ========       ========       ========
TOTAL INVESTMENT RETURN*.........................           4.25%          15.43%        (2.91%)          8.20%          6.50%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets......           1.04%           1.03%           .94%           .78%           .71%
    Ratio of net investment income
      to average net assets......................           6.17%           6.45%          6.20%          6.24%          7.23%
    Decrease reflected in above expense ratios
      due to undertakings by the Manager.........             -           -                 .06%           .22%           .36%
    Portfolio Turnover Rate......................          267.22%        349.24%        427.27%        274.95%         60.12%
    Net Assets, end of period (000's Omitted)....        $111,267        $134,545       $141,456       $197,239       $163,967
*  Exclusive of sales load.







See notes to financial statements.


PREMIER GNMA FUND
FINANCIAL HIGHLIGHTS (CONTINUED)
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                         Class B Shares                        Class C Shares
                                                    __________________________________________________    _______________________
                                                                     Year Ended December 31,              Year Ended December 31,
                                                    __________________________________________________    _______________________
PER SHARE DATA:                                       1996            1995          1994        1993(1)     1996      1995(2)
                                                    ________         _______       _______     _______    ________    _______
    Net asset value, beginning of period             $14.67         $13.55         $14.84       $14.98     $14.67      $14.48
                                                    _______         ______         ______       ______     _______     ______
    Investment Operations:
    Investment income-net.............                  .81            .84            .80          .83        .77         .16
    Net realized and unrealized gain (loss)
      on investments..................                 (.29)          1.12         (1.29)          .16       (.29)        .19
                                                    _______         ______         ______       ______     _______     ______
    Total from Investment Operations..                  .52           1.96          (.49)          .99        .48         .35
                                                    _______         ______         ______       ______     _______     ______
    Distributions:
    Dividends from investment income-net               (.81)          (.84)         (.80)        (.83)       (.77)       (.16)
    Dividends from net realized gain
      on investments..................                 --              --            --          (.30)        --          --
                                                    _______         ______         ______       ______     _______     ______
    Total Distributions...............                 (.81)          (.84)         (.80)       (1.13)       (.77)       (.16)
                                                    _______         ______         ______       ______     _______     ______
    Net asset value, end of period....               $14.38         $14.67         $13.55       $14.84     $14.38      $14.67
                                                     =======        =======       =======      =======    =======     =======
TOTAL INVESTMENT RETURN(3)............                3.71%         14.83%        (3.39%)     7.03%(4)      3.44%   11.47%(4)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets           1.55%          1.55%          1.51%     1.30%(4)      1.79%     1.79%(4)
    Ratio of net investment income
      to average net assets...........                5.65%          5.89%          5.61%     5.38%(4)      5.42%     5.25%(4)
    Decrease reflected in above expense ratios
      due to undertakings by the Manager               --             --             .05%      .20%(4)       --           --
    Portfolio Turnover Rate...........              267.22%        349.24%        427.27%      274.95%    267.22%     349.24%
    Net Assets, end of period (000's Omitted)       $39,833        $41,934        $35,710      $29,648        $17          $1
    (1)  From January 15, 1993 (commencement of initial offering) to December 31, 1993.
    (2)  From October 16, 1995 (commencement of initial offering) to
         December 31, 1995.
    (3)  Exclusive of sales load.
    (4)  Annualized.




See notes to financial statements.

PREMIER GNMA FUND
NOTES TO FINANCIAL STATEMENTS
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Premier GNMA Fund (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company. The Fund's investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital by investing principally in instruments issued by the Government National Mortgage Association. The Dreyfus Corporation ("Manager") serves as the
Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon").
    Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares. The Fund is authorized to issue an unlimited number of $.001 par value shares in the following classes of shares: Class A, Class B and Class C. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge imposed at the time of redemption on redemptions made within five years of purchase and Class C shares are subject to a contingent deferred sales charge imposed at the time of redemption on redemptions made within one year of purchase. Other differences between the three Classes include the services offered to and the expenses borne by each Class and certain voting rights.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (A) PORTFOLIO VALUATION: The Fund's investments (excluding U.S.
Government obligations and short-term investments) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers;
and general market conditions. Investments in U.S. Government obligations are valued at the mean between quoted bid and asked prices. Short-term investments are carried at amortized cost, which approximates value.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income (including, where applicable, amortization of discount on short-term investments) is recognized on the accrual basis.
    (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.
    (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.
    The Fund has an unused capital loss carryover of approximately $7,445,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 1996. If not applied, the carryover expires in fiscal 2002.

PREMIER GNMA FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 2-BANK LINE OF CREDIT:
    The Fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the Fund at rates which are related to the Federal Funds rate in effect at the time of borrowings. For the period ended December 31, 1996, the Fund did not borrow under the line of credit.
NOTE 3-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the Fund's average daily net assets and is payable monthly.
    (B) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, the Fund pays the Distributor for distributing the Fund's Class B and Class C shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended December 31, 1996, $203,650 was charged to the Fund for the Class B shares and $107 was charged to the Fund for the Class C shares.
    (C) Under the Shareholder Services Plan, the Fund pays the Distributor at an annual rate of .25 of 1% of the value of the average daily net assets of Class A, Class B and Class C shares for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended December 31, 1996, $305,644, $101,825 and $35 were charged to Class A, B and C shares, respectively, by the Distributor pursuant to the Shareholder Services Plan.
    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $108,684 during the period ended December 31, 1996.
    Effective May 29, 1996, the Fund entered into a custody agreement with Mellon to provide custodial services for the Fund. During the period ended December 31, 1996, $27,242 was charged to Mellon pursuant to the custody agreement.
    (D) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 4-SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, during the period ended December 31, 1996, amounted to $445,918,587 and $414,312,666, respectively.
    At December 31, 1996, accumulated net unrealized appreciation on investments was $1,015,255, consisting of $1,865,966 gross unrealized appreciation and $850,711 gross unrealized depreciation.
    At December 31, 1996, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

PREMIER GNMA FUND
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
SHAREHOLDERS AND BOARD OF TRUSTEES
PREMIER GNMA FUND
    We have audited the accompanying statement of assets and liabilities of Premier GNMA Fund, including the statement of investments, as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification by examination of securities held by the custodian as of December 31, 1996 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Premier GNMA Fund at December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                              [Ernst & Young LLP signature logo]

New York, New York
February 7, 1997

Premier GNMA Fund
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940











Printed in U.S.A.                       027/614AR9612
Annual Report
Premier
GNMA Fund
December 31, 1996
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